E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
(Dollars in thousands, except per share amounts)	September 30,		September 30,
	2004	2003 (1)	2004	2003 (1)

Revenues:
Rental	$69,823	$60,850	$201,960	$182,833
Other property	2,609	2,095	7,111	6,095
Total property revenues	72,432	62,945	209,071	188,928

Expenses:
Property operating	25,195	20,549	71,083	60,975
Depreciation and amortization	18,273	14,506	54,416	40,995
Interest	16,394	12,949	45,785	39,070
Amortization of deferred financing costs	449	380	1,179	962
General and administrative	7,761	2,288	14,193	6,962
Total expenses	68,072	50,672	186,656	148,964
				44,710
Gain on sale of real estate	7,909	-	7,909	-
Interest and other income	2,410	1,571	7,023	4,746
Equity income in co-investments	29,860	1,083	30,955	2,544
Minority interests	(9,565)	(6,173)	(20,719)	(19,517)
Income from continuing operations	34,974	8,754	47,583	27,737

Income (loss) from discontinued operations, net of minority interests	56	(19)	(403)	437
Net income	35,030	8,735	47,180	28,174

Dividends to preferred stockholders - Series F	(488)	-	(1,464)	-
Net income available to common stockholders	$34,542	$8,735	$45,716	$28,174

Net income per share - basic	$1.51	$0.41	$2.00	$1.34

Net income per share - diluted	$1.49	$0.41	$1.97	$1.33

(1)	The results for the three and nine months ended September 30, 2003 have been restated to reflect the retroactive adoption of
FIN 46 Revised and SFAS 123. Certain prior period balances have been reclassified to conform to the current year presentation.

See Company's 10-K and 10-Q for additional disclosures

S-1

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
Selected Line Item Detail	September 30,		September 30,
(Dollars in thousands)	2004	2003	2004	2003

Property operating expenses
Maintenance and repairs	$6,210	$5,040	$15,418	$13,869
Real estate taxes	6,340	4,809	18,080	14,431
Utilities	3,188	3,440	9,703	9,431
Administrative	6,839	5,116	21,268	17,230
Advertising	1,444	1,115	3,250	3,115
Insurance	1,174	1,029	3,364	2,899
Property operating expenses	$25,195	$20,549	$71,083	$60,975

General and administrative
Total general and administrative	$5,181	$3,392	$14,237	$10,251
Incentive compensation attributable to Fund I sale	4,000	-	4,000	-
Allocated to property operating expenses - administrative	(1,167)	(960)	(3,319)	(2,839)
Capitalized and incremental to real estate under development	(253)	(144)	(725)	(450)
Net general and administrative	$7,761	$2,288	$14,193	$6,962

Interest and other
Interest income	$183	$160	$594	$427
Lease income	785	-	2,354	-
Fee income	1,206	1,394	3,823	3,846
Miscellaneous - non-recurring	236	17	252	473
Interest and other	$2,410	$1,571	$7,023	$4,746

Equity income in co-investments
Equity income in co-investments	$1,466	$1,083	$2,561	$2,544
Gain on sale of co-investment activities, net	14,069	-	14,069	-
Promote distribution from Fund I - non-recurring	14,495	-	14,495	-
Early extinguishment of debt - non-recurring	(170)	-	(170)	-
Equity income in co-investments	$29,860	$1,083	$30,955	$2,544

Minority interests
Limited partners of Essex Portfolio, L.P.	$3,535	$946	$4,796	$3,049
Perpetual preferred distributions	3,502	4,580	11,615	13,740
Series Z and Z-1 incentive units	75	43	206	131
Third party ownership interests	(242)	(541)	(854)	(730)
Down REIT limited partners' distributions	1,120	1,145	3,381	3,327
Write off of Series E preferred unit offering costs	1,575	-	1,575	-
Minority interests	$9,565	$6,173	$20,719	$19,517

See Company's 10-K and 10-Q for additional disclosures

S-2

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended		Nine Months Ended
(Dollars in thousands, except share and per share amounts)	September 30,		September 30,
	2004	2003 (1)	2004	2003 (1)

Funds from operations

Net income	$35,030	$8,735	$47,180	$28,174
Adjustments:
Depreciation and amortization	18,273	14,506	54,416	40,995
Depr. and amort. - unconsolidated co-investments	12	535	1,816	1,764
Gain on sale of real estate	(7,909)	-	(7,909)	-
Gain on sale of co-investment activities, net	(14,069)	-	(14,069)	-
Minority interests	3,615	987	4,961	3,227
Depreciation - discontinued operations	6	33	68	105
Dividends to preferred stockholders - Series F	(488)	-	(1,464)	-
Funds from operations	$34,470	$24,796	$84,999	$74,265

Components of the change in FFO
Same property NOI	$712		$(4,121)
Non-same property NOI	4,129		14,156
Other - corporate and unconsolidated co-investments	15,024		16,671
Interest expense and amortization of deferred financing costs	(3,514)		(6,932)
General and administrative	(5,473)		(7,231)
Minority interests	(764)		532
Income from discontinued operations	75		(840)
Depreciation - discontinued operations	(27)		(37)
Dividends to preferred stockholders - Series F	(488)		(1,464)
Changes in Funds from operations	$9,674		$10,734

Funds from operations per share - diluted	$1.35	$1.05	$3.34	$3.16

Percentage increase	28.6%		5.7%

Weighted average number of shares outstanding diluted (2)	25,567,451	23,647,225	25,445,165	23,535,160

(1)	The results for the three and nine months ended September 30, 2003 have been restated to reflect the retroactive adoption of
FIN 46 Revised and SFAS 123.
(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures

S-3

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheet
(Dollars in thousands)
	September 30,2004	December 31,2003 (1)

Real Estate:
Land and land improvements	$500,589	$469,347
Buildings and improvements	1,720,517	1,514,775
	2,221,106	1,984,122
Less: accumulated depreciation	(317,299)	(265,763)
	1,903,807	1,718,359
Investments	88,357	79,567
Real estate under development	69,790	55,183
	2,061,954	1,853,109
Cash and cash equivalents	36,087	25,943
Other assets	39,906	29,185
Deferred charges, net	11,178	8,574
Total assets	$2,149,125	$1,916,811

Mortgage notes payable	$1,094,209	$891,798
Lines of credit	169,235	93,100
Other liabilities	66,415	57,371
Deferred gain	5,000	-
Total liabilities	1,334,859	1,042,269

Minority interests	235,807	293,143
Common distributions declared

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	648,328	642,643
Distributions in excess of accumulated earnings	(94,871)	(86,246)
Total liabilities and stockholders' equity	$2,149,125	$1,916,811

(1)	The December 31, 2003 consolidated balance sheet has been restated for the retroactive adoption of the provisions of FIN 46 Revised and SFAS 123.

See Company's 10-K and 10-Q for additional disclosures

S-4

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - September 30, 2004
(Dollars in thousands)

	Percentage of		Weighted	Weighted
	Total	Balance	Average	Average Maturity
	Debt	Outstanding	Interest Rate (1)	In Years
Mortgage notes payable
Fixed rate - secured	72%	$907,379	6.7%	5.9
Tax exempt variable (2)	15%	186,830	2.6%	25.0
Total mortgage notes payable	87%	1,094,209	6.0%	9.0

Line of credit - secured (3)	8%	95,235	1.7%
Line of credit - unsecured (4)	6%	74,000	2.4%
	13%	169,235	2.0%
Total debt	100%	$1,263,444	5.4%

	Scheduled principal payments (excludes lines of credit)

	2004	$2,852
	2005	44,311
	2006	24,683
	2007	124,846
	2008	154,484
	Thereafter	743,033
	Total	$1,094,209

Capitalized interest for the quarter ended September 30, 2004 was $419.

(1)	Weighted average interest rate for variable rate debt are approximate current values.
(2)	Subject to interest rate protection agreements.
(3)	Secured line of credit commitment is $100 million and matures in January 2009.
This line is secured by five of Essex's multifamily communities. The underlying interest rate is currently the
Freddie Mac Reference Rate plus .55% to .60%.
(4)	Unsecured line of credit commitment is $185 million and matures in May 2007.
The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.00%.

See Company's 10-K and 10-Q for additional disclosures

S-5

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - September 30, 2004
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,263,444

Common stock and potentially dilutive securities
Common stock outstanding	22,944
Limited partnership units (1)	2,481
Options-treasury method	155
Total common stock and potentially dilutive securities	25,580	shares

Common stock price per share as of September 30, 2004	$71.850

Market value of common stock and potentially dilutive securities	$1,837,923

Perpetual preferred units/stock	$155,000	7.865% weighted average pay rate

Total equity capitalization	$1,992,923

Total market capitalization	$3,256,367

Ratio of debt to total market capitalization	38.8%

(1)	Assumes conversion of all outstanding operating partnership interests in the
Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures

S-6

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended September 30, 2004 and 2003
(Dollars in thousands)
	Southern California			Northern California			Pacific Northwest			Other real estate assets(1)			Total
	2004	2003	% Change	2004	2003	% Change	2004	2003	% Change	2004	2003	% Change	2004	2003	% Change

Revenues:
Same property revenues	$25,221	$24,209	4.2%	$12,704	$12,682	0.2%	$10,377	$10,032	3.4%	$-	$-	n/a	$48,302	$46,923	2.9%
Non same property revenues(2)	17,759	9,755		3,098	2,952		1,934	759		1,339	2,556		24,130	16,022
Total Revenues	$42,980	$33,964		$15,802	$15,634		$12,311	$10,791		$1,339	$2,556		$72,432	$62,945

Property operating expenses:
Same property operating expenses	$7,941	$7,820	1.5%	$4,075	$3,981	2.4%	$3,710	$3,258	13.9%	$-	$-	n/a	$15,726	$15,059	4.4%
Non same property operating expenses(2)	6,376	2,760		1,365	1,077		789	245		939	1,408		9,469	5,490
Total property operating expenses	$14,317	$10,580		$5,440	$5,058		$4,499	$3,503		$939	$1,408		$25,195	$20,549
Common distributions declared

Net operating income:
Same property net operating income	$17,280	$16,389	5.4%	$8,629	$8,701	-0.8%	$6,667	$6,774	-1.6%	$-	$-	n/a	$32,576	$31,864	2.2%
Non same property operating income(2)	11,383	6,995		1,733	1,875		1,145	514		400	1,148		14,661	10,532
Total net operating income	$28,663	$23,384		$10,362	$10,576		$7,812	$7,288		$400	$1,148		$47,237	$42,396

Same property operating margin	69%	68%		68%	69%		64%	68%		n/a	n/a		67%	68%

Same property turnover percentage	63%	65%		60%	69%		71%	70%		n/a	n/a		64%	68%

Same property concessions	$152	$267		$47	$519		$111	$508		$-	$-		$310	$1,294

Average same property concessions per turn	$131	$224		$84	$806		$142	$660		$-	$-		$124	$496
(In dollars)
Net operating income percentage of total	60%	55%		22%	25%		17%	17%		1%	3%		100%	100%

Loss to lease(3)	$9,798			$383			$(23)			$ n/a			$10,158
Loss to lease as a percentage
of rental income	5.4%			0.6%			-0.1%			n/a			3.5%

Reconciliation of apartment units at end of period

Same property consolidated apartment units	7,339	7,339		3,737	3,737		4,402	4,402		-	-		15,478	15,478

Consolidated Apartment Units	11,669	9,503		4,411	4,177		5,457	4,703		578	578		22,115	18,961
Joint Venture	2,905	5,277		-	116		-	741		-	-		2,905	6,134
Under Development	456	686		370	682		-	-		-	-		826	1,368
Total apartment units at end of period	15,030	15,466		4,781	4,975		5,457	5,444		578	578		25,846	26,463

Percentage of total	58%	58%		19%	19%		21%	21%		2%	2%		100%	100%

Average same property financial occupancy	96.4%	96.7%		96.3%	95.8%		95.6%	94.8%		n/a	n/a		96.2%	96.0%

(1)	Includes apartment communities located in other geographic areas, other rental properties and commercial properties.
(2)	Includes properties which subsequent to June 30, 2003 were not consolidated, or either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions)
and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

See Company's 10-K and 10-Q for additional disclosures

S-7

E S S E X P R O P E R T Y T R U S T, I N C.

Same Property Revenue by County - Quarters ended September 30, 2004, September 30, 2003 and June 30, 2004
(Dollars in thousands)

		September 30,	September 30,		June 30,
	Units	2004	2003	% Change	2004	% Change

Southern California
Ventura County	1,229	$4,217	$4,156	1.5%	$4,168	1.2%
Los Angeles County	2,271	8,884	8,393	5.9%	8,638	2.8%
Orange County	932	4,082	3,810	7.1%	3,915	4.3%
San Diego County	2,907	8,039	7,850	2.4%	7,862	2.3%
Total Southern California	7,339	$25,222	$24,209	4.2%	$24,583	2.6%

Northern California
San Francisco County	99	$342	$348	-1.7%	$329	4.0%
Santa Clara County	1,696	5,921	6,009	-1.5%	5,923	0.0%
Alameda County	1,116	3,405	3,317	2.7%	3,415	-0.3%
Contra Costa County	826	3,035	3,008	0.9%	3,003	1.1%
Total Northern California	3,737	$12,703	$12,682	0.2%	$12,670	0.3%

Pacific Northwest
Seattle	3,527	$8,549	$8,331	2.6%	$8,489	0.7%
Portland	875	1,828	1,701	7.5%	1,775	3.0%
Total Pacific Northwest	4,402	$10,377	$10,032	3.4%	$10,264	1.1%

Total same property revenues	15,478	$48,302	$46,923	2.9%	$47,517	1.7%

See Company's 10-K and 10-Q for additional disclosures

S-8

E S S E X P R O P E R T Y T R U S T, I N C.

Development Communities - September 30, 2004
(Dollars in millions)

				Total	Estimated
			Estimated	Incurred	Remaining	Initial	Stabilized	%	%
Project Name	Location	Units	Cost	to Date	Cost	Occupancy	Operations	Leased	Occupied

Development Communities

Direct Development - Consolidated

Hidden Valley-Parker Ranch(1)	Simi Valley, CA	324	$48.3	$46.8	$1.5	Dec-03	Nov-04	84%	81%

The San Marcos Phase II	Richmond, CA	120	23.9	20.0	3.9	Sep-04	Jan-05	31%	22%

Pre-development			3.0	3.0	-	-	-	n/a	n/a

Subtotal - direct development		444	75.2	69.8	5.4

Joint Venture Transactions - Unconsolidated(2)

River Terrace	Santa Clara, CA	250	57.9	50.1	7.8	Sep-04	Jun-05	39%	16%

Kelvin Avenue	Irvine, CA	132	6.0	6.0	-	-	-	n/a	n/a

Total - development		826	$139.1	$125.9	$13.2

Stabilized Communities - Third Quarter 2004

None

(1)	The Company acquired bond financing which closed in December 2002. The Company has a 75% interest in this development project.
(2)	The Company has a 21.4% interest in development projects owned by Fund I.

See Company's 10-K and 10-Q for additional disclosures

S-9

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Communities - September 30, 2004
(Dollars in thousands)

			Total	Estimated
		Estimated	Incurred	Remaining	Redevelopment
Project Name	Units	Cost	to date	Cost	Start

Hillcrest Park - Phase II	608	$3,429	$2,609	$820	Apr-03

Kings Road	196	6,039	1,565	4,474	Jan-04

Coronado at Newport - South (2)	715	13,257	1,928	11,329	Jan-04

Mira Woods	355	4,642	17	4,625	Sep-04

Palisades	192	1,637	12	1,625	Sep-04

Total	2,066	$29,004	$6,131	$22,873

Re-stabilized Communities - Third Quarter 2004

None

Restabilized operations is defined as the month that the property reaches at least 95% occupancy after completion of the redevelopment project. A component of these redevelopments are upgrades to unit interiors.
These will be completed in the normal course of unit turnover.

(1)	The Company has an approximate 49.9% direct ownership interest in this asset. The Fund has an approximate
49.9% direct ownership interest in this asset, of which the Company owns 21.4%. This asset is part of the announced UDR transaction anticipated to be sold in 2005.

See Company's 10-K and 10-Q for additional disclosures

S-10

E S S E X P R O P E R T Y T R U S T, I N C.

Investments - September 30, 2004				Debt					Essex
(Dollars in thousands)	Book	Estimated			Interest	Maturity	Value of	Company	Equity
	Value	Value(1)	Amount	Type	Rate	Date	Equity	Ownership	Value(2)

Joint Ventures
Essex Apartment Value Fund, L.P. (Fund I)
The Arboretum at Lake Forest, Lake Forest, CA			$22,731	Fixed	5.16%	Feb-10
Ocean Villas, Oxnard, CA			9,830	Fixed	5.42%	Apr-13
Villas at Carlsbad, Carlsbad, CA			9,456	Fixed	5.03%	Aug-11
The Villas at San Dimas, San Dimas, CA			13,007	Fixed	4.67%	May-10
The Villas at Bonita, San Dimas, CA			8,275	Fixed	4.67%	May-10
Villa Venetia, Costa Mesa, CA			52,976	Fixed	4.58%	May-13
Coronado at Newport - North, Newport Beach, CA - 49.9% (3)
Coronado at Newport - South, Newport Beach, CA - 49.9% (3)			-
Kelvin Avenue, Irvine, CA (development)			-
Rivermark, Santa Clara, CA (development)			22,914	Var.	LIBOR+ 2%	Jan-07
	$30,488	$318,426	139,189				$179,237	21.4%	$38,357

Fund I distribution (4)	34,407								34,407

Lend Lease
Coronado at Newport - North, Newport Beach, CA			55,508	Fixed	5.30%	Dec-12
Coronado at Newport - South, Newport Beach, CA			48,877	Fixed	5.30%	Dec-12
	16,656	206,560	104,385				102,175	49.9%	50,985

Other	6,806								6,806

	$88,357								$130,555

(1)	Estimated value for properties in contract to sell are based on the anticipated sales price less the anticipated cost of sales.
(2)	Although the Company generally intends to hold these properties for use, the Company equity value assumes liquidation at September 30, 2004.
(3)	The Fund accounts for its investment in this property under the equity method of accounting.
(4)	Fund I distribution received in October 2004.

See Company's 10-K and 10-Q for additional disclosures

S-11

	ESSEX PROPERTY TRUST, INC.
	REAL ESTATE INFORMATION
	30-Sep-04

						Square		Year	Year
	Property Name	Address	City	State	Units	Footage		Acquired	Built

	MULTIFAMILY COMMUNITIES

	SAN FRANCISCO BAY AREA
	Santa Clara County
1	Pointe at Cupertino, The (Westwood)	19920 Olivewood Street	Cupertino	CA	116	135,200		1998	1963
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200		2000	2000
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600		2000	2000
1	Le Parc (Plumtree)	440 N. Winchester Avenue	Santa Clara	CA	140	113,200		1994	1975
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200		1994	1974
	River Terrace	N.E. corner Montague/Agnew	Santa Clara	CA	250	223,800
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600		1995	1989
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900		2000	1973
1	Oak Pointe	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100		1988	1973
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500		1988	1988
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800		1989	1989
				8%	1,982	1,644,300
	Alameda County
1	Stevenson Place (The Apple)	4141 Stevenson Blvd.	Fremont	CA	200	146,200		1983	1971
1	Treetops	40001 Fremont Blvd.	Fremont	CA	172	131,200		1996	1978
1	Wimbeldon Woods	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400		1998	1975
1	Summerhill Commons	36826 Cherry Street	Newark	CA	184	139,000		1987	1987
				4%	1,116	878,800
	Contra Costa County
1	San Marcos (Vista del Mar)	Hilltop Drive at Richmond Pkwy	Richmond	CA	312	292,700		2003	2003
	San Marcos (Vista del Mar) - Phase II	Hilltop Drive at Richmond Pkwy	Richmond	CA	120	114,900
1	Bel Air (The Shores)	2000 Shoreline Drive	San Ramon	CA	462	391,000		1995	1988	114 units 2000
1	Eastridge Apartments	235 East Ridge Drive	San Ramon	CA	188	174,100		1996	1988
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100		1997	1985
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700		1997	1985
				5%	1,138	1,064,600
	San Francisco and Marin County
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco,CA	CA	99	64,000		1999	1973
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300		2004	1963
				1%	175	142,300

21	Total San Francisco Bay Area			18%	4,411	3,730,000

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Hampton Court (Columbus)	1136 N. Columbus Avenue	Glendale	CA	83	71,500		1999	1974
1	Hampton Place (Loraine)	245 W. Loraine Street	Glendale	CA	132	141,500		1999	1970
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800		2002	1987
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700		1991	1975
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600		1998	1968
1	City Heights	209 S. Westmoreland	Los Angeles	CA	687	424,100		2000	1968
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400		1998	1989
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100		1997	1979
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000		1997	1988
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600		1997	1988
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200		2004	1971
1	Mirabella (Marina View)	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800		2000	2000
1	Hillcrest Park (Mirabella)	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900		1998	1973
1	Monterra del Mar (Windsor Terrace)	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400		1997	1972
1	Monterra del Rey (Glenbrook)	350 Madison	Pasadena	CA	84	73,100		1999	1972
1	Monterra del Sol (Euclid)	280 South Euclid	Pasadena	CA	85	69,200		1999	1972
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900		2004	2002
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200		1997	1972
1	Villas at Bonita	477 E. Bonita Ave.	San Dimas	CA	102	94,200		2003	1981
1	Villas at San Dimas Canyon	325 S. San Dimas Canyon Rd.	San Dimas	CA	156	144,600		2003	1981
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700		2003	1964
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000		1999	1970
				21%	5,244	4,240,500
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000		1996	1985
1	Mountain View	649 E. Las Posas Road	Camarillo	CA	106	83,900		2004	1980
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200		2000	1987
1	Ocean Villa	4202-4601 Dallas Drive	Oxnard	CA	119	108,900		2002	1974
1	Tierra Vista	Rice and Gonzales	Oxnard	CA	404	387,100		2001	2001
1	Monterey Villas (Village Apartments)	1040 Kelp Lane	Oxnard	CA	122	122,100		1997	1974
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500		1996	1986
	Parker Ranch	Los Angeles and Stearns	Simi Valley	CA	324	310,900
1	The Lofts at Pinehurst (Villa Scandia)	1021 Scandia Avenue	Ventura	CA	118	71,100		1997	1971
				7%	1,858	1,573,800
	Orange County
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984
1	Vista Pointe	175-225 S. Rio Vista	Anahiem	CA	286	242,400		1985	1968
1	Villa Venetia	2775 Mesa Verde Drive East	Costa Mesa	CA	468	405,800		2003	1972
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	(1)	1997	1992
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984
	Irvine development	2552 Kelvin Ave.	Irvine	CA	132	122,400
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999
1	Arboretum at Lake Forest	22700 Lake Forest Drive	Lake Forest	CA	225	215,300		2002	1970
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985
1	Coronado At Newport-North	880 Irvine Avenue	Newport Beach	CA	732	459,600		1999	1968
1	Coronado At Newport-South	1700 16th Street	Newport Beach	CA	715	498,700		1999	1969
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970
1	Hearthstone Apartments	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970
				18%	4,463	3,694,000

S-12

	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986
1	Alpine Village	2055 Arnold Way	Alpine	CA	306	254,400		2002	1971
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983
1	Villas at Carlsbad	2600 Kremeyer Circle	Carlsbad	CA	102	72,900		2002	1965
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963
1	Casa Tierra	355 Orlando St.	El Cajon	CA	40	28,700		2002	1972
1	Coral Gardens	425 East Bradley	El Cajon	CA	200	182,000		2002	1976
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969
1	Grand Regacy	2050 E. Grand Ave.	Escondido	CA	60	42,400		2002	1967
1	Mira Woods Villa	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974
1	Emerald Palms	2271 Palm Ave.	San Diego	CA	152	133,000		2002	1986
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972
1	Vista Capri - East	4666 63rd St.	San Diego	CA	26	16,800		2002	1967
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975
1	Carlton Heights	9705 Carlton Hills Blvd.	Santee	CA	70	48,400		2002	1979
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983
				12%	3,009	2,249,900

67	Total Southern California			58%	14,574	11,758,200

	SEATTLE METROPOLITAN AREA
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	360	288,300		1990	1978
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999
1	Peregrine Point	21209 SE 42nd Street	Issaquah	WA	67	85,900		2003	2003
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	92	73,400		1997	1986
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994
1	Maple Leaf	7415 5th Avenue, NE	Seattle	WA	48	35,500		1997	1986
1	Spring Lake	12528 35th Avenue, NE	Seattle	WA	69	42,300		1997	1986
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	(2)	1994	1990
24	Total Seattle Metropolitan Area			18%	4,582	3,875,400

	PORTLAND METROPOLITAN AREA
1	Jackson School Village	300 NE Autumn Rose Way	Hillsboro	OR	200	196,800		1996	1996
1	Landmark Apartments	3120 NW John Olsen Ave.	Hillsboro	OR	285	282,900		1996	1990
1	Meadows @ Cascade Park	314 SE 19th Street	Vancouver	WA	198	199,300		1997	1989
1	Village @ Cascade Park	501 SE 123rd Avenue	Vancouver	WA	192	178,100		1997	1989
4	Total Portland Metropolitan Area			3%	875	857,100

	OTHER AREAS
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988
1	St. Cloud Apartments	6525 Hilcroft	Houston	TX	302	306,800		2002	1968
2				2%	578	514,000
	118	Multifamily Properties			25,020	20,734,700		1998	1981
	4	Multifamily Properties Under Construction			826	772,000

	Avg. square footage	829
	Avg. units per property	212
	Avg. age of property	23

	(1) Also has 11,836 square feet of commercial/retail space.
	(2) Also has 9,512 square feet of commercial space.

	OTHER REAL ESTATE ASSETS
	Manufactured Housing Communities
	Green Valley	2130 Sunset Dr.	Vista	CA	157	pads		2002	1973
	Riviera	2038 Palm St.	Las Vegas	NV	450	pads		2002	1969
	Recreational Vehicle Parks
	Circle RV	1835 E. Main St.	El Cajon	CA	179	spaces		2002	1977
	Vacationer	1581 E. Main St.	El Cajon	CA	159	spaces		2002	1973
	Diamond Valley	344 N. State St.	Hemet	CA	224	spaces		2002	1974
	Riviera RV	2200 Palm St.	Las Vegas	NV	136	spaces		2002	1969
	Office Buildings
	Essex Corporate Headquarter Bldg.	925 E. Meadow Dr.	Palo Alto	CA		17,400		1997	1988
	Valley Financial Office Building	2399 Camino Del Rio South	San Diego	CA		5,200		2002	1978
	Moore Street Office Building	3205 Moore St.	San Diego	CA		2,000		2002	1957
	Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982

S-13

Essex Markets Forecast 2004: Supply, Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Vacancy

Seattle	2,100	0.6%	9,000	1.4%	16,000	1.2%	0% to 1.5%	94.5%
Portland	2,400	1.1%	9,900	1.8%	9,600	1.0%	Flat	93.0%

San Francisco	1,600	0.5%	1,200	0.3%	8,200	0.9%	Flat	95.0%
Oakland	1,800	0.7%	6,100	1.0%	10,700	1.0%	Flat	95.0%
San Jose	2,000	1.0%	2,100	0.5%	2,500	0.3%	Flat	94.0%

Ventura	600	1.2%	2,400	1.2%	3,500	1.3%	2%	95.5%
Los Angeles	7,500	0.5%	8,600	0.5%	36,000	0.9%	2% to 4%	95.5%
Orange	3,200	0.9%	6,200	1.0%	16,000	1.1%	2% to 3%	95.5%
San Diego	4,200	1.1%	9,100	1.4%	25,000	2.0%	3%	95.5%
So. Cal.	15,500	0.7%	26,300	0.8%	80,500	1.1%	2% to 3%	95.5%

All data is an Essex Forecast

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 Month trailing Permit Levels reported on Appendix A.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not
Seasonally Adjusted) projected through December 2004 over the comparable actual figures for December 2003. The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the December 2003 base.

***The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Vacancy Rates at the end of 2004. The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for
December 2004 vs.December 2003 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio).
The estimated Year End Vacancy represents Essex's forecast of Market Vacancy Rates for December 2004.

S-14

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period: September 2003 through September 2004 (inclusive)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (2003)	2003 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Nassau-Suffolk	$364,500	101%	740,000	3,639	0.5%	240,000	529	0.2%	4,168	0.4%
New York PMSA	$352,600	63%	760,000	2,566	0.3%	2,920,000	12,848	0.4%	15,414	0.4%
Boston	$412,800	70%	1,530,000	7,097	0.5%	670,800	5,024	0.7%	12,121	0.6%
Baltimore	$208,100	135%	797,000	7,845	1.0%	268,000	2,526	0.9%	10,371	1.0%
Philadelphia	$168,000	163%	1,532,000	15,135	1.0%	515,100	6,479	1.3%	21,614	1.1%
Chicago	$238,900	118%	1,700,000	35,414	2.1%	1,404,900	9,281	0.7%	44,695	1.4%
Wash. D.C. PMSA	$286,200	109%	1,299,000	27,278	2.1%	644,300	9,612	1.5%	36,890	1.9%
Denver	$238,200	112%	582,000	16,124	2.8%	274,900	4,273	1.6%	20,397	2.4%
Miami/Ft. Lauderdale	$227,000	94%	717,000	22,496	3.1%	876,000	16,493	1.9%	38,989	2.4%
Minneapolis	$199,600	147%	818,000	22,496	2.8%	351,800	6,413	1.8%	28,909	2.5%
Dallas-Ft. Worth	$138,400	179%	1,381,000	43,909	3.2%	650,000	9,090	1.4%	52,999	2.6%
Austin	$156,700	161%	326,000	12,925	4.0%	169,900	3,200	1.9%	16,125	3.3%
Houston	$136,400	174%	1,027,000	40,909	4.0%	547,700	11,989	2.2%	52,898	3.4%
Atlanta	$152,400	181%	1,122,000	58,214	5.2%	467,800	11,747	2.5%	69,961	4.4%
Phoenix	$152,500	155%	970,000	54,786	5.6%	360,500	6,886	1.9%	61,672	4.6%
Orlando	$145,100	152%	482,000	27,387	5.7%	201,500	6,740	3.3%	34,127	5.0%
Las Vegas	$179,200	124%	440,000	33,639	7.6%	215,700	4,726	2.2%	38,365	5.9%
Totals	$227,152	132%	16,223,000	431,859	2.7%	10,778,900	127,856	1.2%	559,715	2.1%

Seattle	$268,800	106%	656,000	11,815	1.8%	354,487	3,926	1.1%	15,741	1.6%
Portland	$192,000	125%	561,000	10,739	1.9%	225,335	4,394	1.9%	15,133	1.9%

San Francisco	$566,400	59%	368,000	1,444	0.4%	344,000	2,466	0.7%	3,910	0.5%
Oakland	$399,000	83%	625,000	7,026	1.1%	270,000	3,818	1.4%	10,844	1.2%
San Jose	$473,900	76%	388,000	2,486	0.6%	192,000	2,223	1.2%	4,709	0.8%

Los Angeles	$318,900	84%	1,877,000	11,515	0.6%	1,392,963	12,226	0.9%	23,741	0.7%
Ventura	$388,500	80%	199,000	1,649	0.8%	53,295	852	1.6%	2,501	1.0%
Orange	$418,600	78%	628,000	5,622	0.9%	340,800	3,283	1.0%	8,905	0.9%
San Diego	$379,300	73%	664,000	9,935	1.5%	375,664	4,953	1.3%	14,888	1.4%

PNW	$233,398	115%	1,217,000	22,554	1.9%	579,822	8,320	1.4%	30,874	1.7%

No Cal	$464,651	74%	1,381,000	10,956	0.8%	806,000	8,507	1.1%	19,463	0.9%

So Cal	$353,510	81%	3,368,000	28,721	0.9%	2,162,722	21,314	1.0%	50,035	0.9%

ESSEX	$354,735	86%	5,966,000	62,231	1.0%	3,548,543	38,141	1.1%	100,372	1.1%

Permits: Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources: SF Prices - National Association of Realtors,Rosen Consulting Group : Permits, Total Residential Stock - U.S. Census, Axiometrics
Median Home Prices - National Association of Realtors; DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex
Single Family - Multi-Family Breakdown of Total Resdiences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (5.75%).
Median Household Income is estimated from US Census 2000 data and Income Growth from BEA and Popultation Growth from the US Census.

S-15